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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 5, 1996

                     ELECTRONIC DATA SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     01-11779              75-2548221
(State or other jurisdiction      (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                    (Address of principal executive offices,
                              including zip code)



Registrant's telephone number, including area code      (972) 604-6000





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Item 5.  Other Events.

      On November 5, 1996, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits

              Exhibit

              Number           Description of Document

              99(a) Press Release of Electronic Data Systems Corporation dated November 5, 1996


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELECTRONIC DATA SYSTEMS
                                          CORPORATION


                                      By:    /s/ D. Gilbert Friedlander
                                      Name:  D. Gilbert Friedlander
                                      Title: Senior Vice President

November 5, 1996